THIS DEED OF TRUST IS MADE IN QUADRUPLICATE THIS 20TH DAY OF FEBRUARY 2006.


BETWEEN:

                           ROBERT J. BASSERMANN, OF THE CITY OF TORONTO, IN THE PROVINCE OF ONTARIO,

                                        HEREINAFTER REFERRED TO AS THE "TRUSTEE"
                                                               OF THE FIRST PART

                           -AND-


                           VINCENT SHEEHAN AND GRAPHITE TECHNOLOGY GROUP INC.

                                  HEREINAFTER REFERRED TO AS THE "BENEFICIARIES"
                                                              OF THE SECOND PART

         WHEREAS pursuant to an Option Agreement made the 17th day of February 2006 between Vincent Sheehan (hereinafter referred to as "Sheehan" or the "Optionor of the First Part") and Graphite Technology Group Inc., a corporation incorporated under the laws of the State of Delaware (hereinafter referred to as "Graphite Technology" or in the alternative the "Optionee of the Second Part") in reference to the Mining Properties set out in Schedules "A" and "B" hereto;

         AND WHEREAS pursuant to the said Agreement, the Mining Properties or Claims set out in Schedule "A" hereto are to be transferred to the Trustee, namely Robert J. Bassermann of the City of Toronto, in the Province of Ontario to hold pursuant to the said Option Agreement on behalf of the said parties as there interest may appear.

         AND WHEREAS it is acknowledged that Robert J. Bassermann is already the registered owner of the claims set out in Schedule "B" hereto subject to the Cal Graphite Option Agreement;

         AND WHEREAS the Trustee has no financial interest directly or indirectly in the said Mining Properties;

         NOW THEREFORE this Trust Deed witness:

         1. The parties hereto hereby acknowledge and confirm that the Mining Properties more particularly set out in Schedules "A" and "B" hereto, are the property of the Beneficiaries, Vincent Sheehan and Graphite Technology Group Inc., as their interest may appear, from time to time, and are held on their behalf.


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         2.       The Trustee covenants and agrees not to do any act or thing, or institute any action or proceeding of any nature or kind whatsoever without first having obtained the consent and authorization of the Beneficiaries herein and the Beneficiaries agree that any such consent or authorization shall be in writing on behalf of each of the Beneficiaries by any person purporting to have an authority to do so.

         3. The Beneficiaries jointly and severely covenant and agree to pay all of the Trustees costs and expenses including his just legal fees as are required to be paid to carry out the instructions of the Beneficiaries in connection with the said Mining Properties.

         4. Provided that the Trustee acts in good faith shall not be responsible or held liable for exercising or failing to exercise his duties and shall be indemnified and save harmless in respect to any and all claims and or costs suffered by him as a result of exercising his duties as Trustee in connection with the said Mining Claims.

         5. This acknowledgment of trust shall be binding on and enure for the benefit of their respective heirs, executors, administrators, successors and assigns of the Beneficiaries and the Trustee.

                  IN WITNESS WHEREOF the parities hereto have set their hands and seals this 20th day of February 2006.

SIGNED, SEALED AND DELIVERED                     )
                                                 )
IN THE PRESENCE OF                               )  /S/ Robert J. Bassermann
                                                 )  ------------------------
                                                 )
                                                 )
                                                 )
                                                 )
                                                 ) /S/ Vincent Sheehan
                                                 ) -------------------
                                                 )  GRAPHITE TECHNOLOGY
                                                 )  GROUP INC.
                                                 )
                                                 )
                                                 )
                                                 ) Per: /S/ Harold King
                                                 )      ---------------
                                                 )          Harold King
                                                 ) I have authority to bind the
                                                 ) Corporation